Corporation/Non-Profit Search
      Alberta                              Corporate Registration System




      Date of search:                 2000/11/29
      Time of Search:                 03:37 PM
      Search provided by:             ALBEPTA SERVICE BUREAU INC.

      Service Request Number:         2507243
      Customer Reference Number:


      Corporate Access Number:        207288739
      Legal Entity Name:              DATANET INFORMATION SYSTEMS INC.


      Name History:

      Previous Legal Entity Name  Date of Name Change(YYYY/MM/DD)
      MILLENNIUM INFORMATION SYSTEMS INC.    2000/01/05


      Legal Entity Status:            Active
      Alberta Corporation Type:       Named Alberta Corporation
      Registration Date:              1997/02/25 YYYY/MM/DD
      Date of Last Status Change:     2000/05/15 YYYY/MM/DD





















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         Registered Office:


         Street:              34 ALDERWOOD BLVD
         City:                ST ALBERT
         Province:            ALBERTA
         Postal Code:         T8N 3Z6


         Records Address:
         Street:              34 ALDERWOOD BLVD
         City:                ST ALIBERT
         Province:            ALBERTA
         Postal Code:         T8N 3Z6


         Directors:


         Last Name:           BUDNEY
         First Name:          BERNARD
         Street/Box Number:   34 ALDERWOOD BLVD
         City:                ST ALBERTA
         Province:            ALBERTA
         Postal Code:         T8N 3Z6


         Voting Shareholders:


         Last Name:           BUDNEY
         First Name:          BERNARD
         Street:              34 ALDERWOOD BLVD
         City:                ST. ALBERT
         Province:            ALBERTA
         Postal Code:         T8N 3Z6
         Percent Of Voting Shares: 100




         Associated Registrations under the partnership Act:










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               Trade Partner Name               Registration Number
               MIS REAL ESTATE ASSISTANT             TN7568298
               MIS REAL ESTATE HOTLINE               TN7568520
               PRECIOUS METAL AUTOMOTIVES            TN5152012





               Other Information:

               Last Annual Return Filed:

               File Year  Date Filled (YYYY/MM/DD)
               2000         00/03/08

         Filing History:

        List Date (YYYY/MM/DD) Type of Filing
        2000/01/05  Name Change Alberta Corporation
        2000/04/01  Status Changed to Start/Struck/Canceled By
                    Monthly
                    Status Change Job
        2000/05/15  Enter Annual Returns for Alberta and Extra-Provincial Corp.






This is to certify that, as of this date, the above information is an accurate reproduction of data contained within the official records of the Corporate Registry.



SEAL OF
REGISTRAR
OF CORPORATIONS















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